EXHIBIT 31

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, Terence Channon, certify that:

  1. I have reviewed this quarterly report on Form 10-QSB of

     ATLANTIC SYNERGY, Inc.;

  2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact, or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made,

     not misleading with respect to the period covered by this

     quarterly report; and

  3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report,

     fairly present in all material respects the financial

     position, results of operations, and cash flows of the issuer as of, and for, the periods presented in this quarterly

     report.

  4. I am responsible for establishing and maintaining disclosure controls and procedures for the issuer and have:

   (i)    Designed such disclosure controls and procedures to

          ensure that material information relating to the issuer is made known to me, particularly during the period in which

          the periodic reports are being prepared;

   (ii)   Evaluated the effectiveness of the issuer's disclosure

          procedures and presented in this report my conclusions

          about the effectiveness of the disclosure controls and

          procedures, as of the end of the period covered by this

          report based on such evaluation; and

       (iii)

Disclosed in this report any change in the issuer's

          internal control over financial reporting that occurred

          during the issuer's most recent fiscal quarter (the small

          business issuer's fourth fiscal quarter in the case of an

          annual report) that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

  5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of the board of directors (or persons fulfilling the equivalent function):

   (i)    All significant deficiencies and material weaknesses in the design or operation of internal control over financial

          reporting which are reasonable likely to adversely affect

          the issuer's ability to record, process, summarize and

          report financial information; and

   (ii)   Any fraud, whether or not material, that involves

          management or other employees who have a significant role

          in the issuer's internal control over financial reporting.

Date:  June 21, 2004

/s/ Terence Channon

President, CEO, and Principal Financial Officer